UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2007
The SCO Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
355 South 520 West
Lindon, Utah 84042
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 765-4999
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.
     On December 31, 2007, the Board of Directors of The SCO Group, Inc. (the “Company”) adopted an amendment to Sections 1, 2 and 3 of Article VI of the Company’s Amended and Restated Bylaws (the “Bylaws”) to clarify the Company’s ability to issue and transfer uncertificated shares. The amendment to the Bylaws will facilitate the Company’s eligibility to participate in the direct registration statement, or DRS.
     A copy of the amendment to the Bylaws is attached as Exhibit 3.1 to this report and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

3.1	Amendment to the Amended and Restated Bylaws of The SCO Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 4, 2008

THE SCO GROUP, INC.
By:	/s/ Ken R. Nielsen
	Name:	Ken R. Nielsen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Bylaws of The SCO Group, Inc.